ARTHUR ANDERSEN LLP



                                                                    Exhibit 7.05


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A Amendment No. 1 to Form 8-K Current Report (Date of Report: November 16, 1995), into the Company's previously filed Form 8-K Current Report (Date of Report: November 16, 1995).



                                                  By:   /s/ Arthur Andersen LLP




Boston, Massachusetts
January 26, 1996